JPMorgan Strategic Income Opportunities Fund
Schedule of Portfolio Investments as of May 31, 2024
(Unaudited)
THE “UNAUDITED MUTUAL FUNDS HOLDINGS” LIST (“the
List”) IS TO BE USED FOR REPORTING PURPOSES ONLY. IT IS
NOT TO BE REPRODUCED FOR USE AS ADVERTISING OR
SALES LITERATURE WITH THE GENERAL PUBLIC. The list is
submitted for the general information of the shareholders of the Fund.
It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus. The list has been created from the books and records of the Fund. Holdings are available 60 days after the fund’s fiscal quarter, using a trade date accounting convention, by contacting the appropriate service center.
The list is subject to change without notice. The list is for informational purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

JPMorgan Asset Management is the marketing name for the asset management business of J.P. Morgan Chase & Co.
J.P. Morgan Distribution Services, Inc., member FINRA.
© J.P. Morgan Chase & Co., 2024.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 39.1%
Aerospace & Defense — 0.0% ^
Wesco Aircraft Holdings, Inc.
9.00%, 11/15/2026 (a) (b)	1,327	182
13.13%, 11/15/2027 (a) (b)	530	11
		193
Automobile Components — 0.2%
Clarios Global LP
6.75%, 5/15/2025 (a)	451	451
6.25%, 5/15/2026 (a)	928	927
Cooper-Standard Automotive, Inc.
13.50% (Blend (Cash 9.00% + PIK 4.50%)), 3/31/2027 (a) (c)	10,097	10,795
10.63% (PIK), 5/15/2027 (a) (c)	6,206	4,376
		16,549
Automobiles — 2.5%
BMW US Capital LLC (Germany)
(SOFRINDX + 0.38%), 5.71%, 8/12/2024 (a) (d)	58,980	58,996
(SOFRINDX + 0.84%), 6.21%, 4/1/2025 (a) (d)	15,661	15,735
(SOFRINDX + 0.62%), 5.95%, 8/11/2025 (a) (d)	15,830	15,885
(SOFRINDX + 0.55%), 5.92%, 4/2/2026 (a) (d)	22,630	22,690
Hyundai Capital America (SOFR + 1.32%), 6.67%, 11/3/2025 (a) (d)	13,250	13,354
Mercedes-Benz Finance North America LLC (Germany)
(SOFR + 0.93%), 6.30%, 3/30/2025 (a) (d)	31,166	31,343
(SOFR + 0.57%), 5.91%, 8/1/2025 (a) (d)	37,782	37,869
(SOFR + 0.67%), 6.03%, 1/9/2026 (a) (d)	31,300	31,440
Volkswagen Group of America Finance LLC (Germany) (SOFR + 0.83%), 6.22%, 3/20/2026 (a) (d)	13,500	13,540
		240,852
Banks — 19.0%
ANZ New Zealand Int'l Ltd. (New Zealand) (SOFR + 0.60%), 5.93%, 2/18/2025 (a) (d)	12,570	12,600
Australia & New Zealand Banking Group Ltd. (Australia)
(SOFR + 0.75%), 6.13%, 7/3/2025 (a) (d)	33,000	33,150
(SOFR + 0.64%), 6.02%, 10/3/2025 (a) (d)	17,580	17,645
(SOFR + 0.56%), 5.94%, 3/18/2026 (a) (d)	17,920	17,962
(SOFR + 0.81%), 6.17%, 1/18/2027 (a) (d)	22,500	22,657
Banco Santander SA (Spain) (EURIBOR ICE Swap Rate 5 Year + 3.76%), 3.63%, 3/21/2029 (d) (e) (f) (g) (h)	11,400	10,128
Bank of America Corp.
(3-MONTH CME TERM SOFR + 1.03%), 6.36%, 2/5/2026 (d)	28,178	28,295
(3-MONTH CME TERM SOFR + 1.02%), 6.35%, 9/15/2026 (d)	6,579	6,588
Bank of America NA
(SOFR + 0.78%), 6.13%, 8/18/2025 (d)	23,423	23,556
(SOFR + 1.02%), 6.35%, 8/18/2026 (d)	21,950	22,215
Bank of Montreal (Canada)
(SOFRINDX + 0.32%), 5.68%, 7/9/2024 (d)	22,460	22,462
(SOFRINDX + 0.71%), 6.09%, 12/12/2024 (d)	21,710	21,761
(SOFRINDX + 1.06%), 6.46%, 6/7/2025 (d)	21,540	21,682
(SOFRINDX + 0.95%), 6.32%, 9/25/2025 (d)	21,505	21,644
(SOFRINDX + 1.33%), 6.72%, 6/5/2026 (d)	17,500	17,787
(SOFRINDX + 0.76%), 6.14%, 6/4/2027 (d)	13,630	13,627

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Bank of Nova Scotia (The) (Canada)
(SOFR + 0.38%), 5.72%, 7/31/2024 (d)	26,565	26,572
(SOFRINDX + 0.90%), 6.27%, 4/11/2025 (d)	25,164	25,281
(SOFRINDX + 1.09%), 6.47%, 6/12/2025 (d)	26,330	26,523
(SOFRINDX + 0.55%), 5.93%, 3/2/2026 (d)	4,642	4,644
(SOFRINDX + 0.78%), 6.16%, 6/4/2027 (d)	9,100	9,105
Banque Federative du Credit Mutuel SA (France) (SOFRINDX + 1.40%), 6.76%, 7/13/2026 (d) (h)	5,110	5,196
Barclays plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.67%), 8.00%, 6/15/2024 (d) (e) (f) (g)	76,222	76,161
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.41%), 4.38%, 3/15/2028 (d) (e) (f) (g)	19,780	16,523
BPCE SA (France) (SOFR + 0.57%), 5.93%, 1/14/2025 (a) (d)	4,470	4,475
Canadian Imperial Bank of Commerce (Canada)
(SOFRINDX + 0.94%), 6.30%, 4/7/2025 (d)	17,920	18,004
(SOFR + 1.22%), 6.59%, 10/2/2026 (d)	13,200	13,373
Citibank NA
(SOFR + 0.81%), 6.19%, 9/29/2025 (d)	14,200	14,276
(SOFRINDX + 0.59%), 5.93%, 4/30/2026 (d)	27,300	27,336
(SOFRINDX + 1.06%), 6.45%, 12/4/2026 (d)	8,900	9,016
Citigroup, Inc.
(SOFR + 0.69%), 6.05%, 10/30/2024 (d)	34,994	35,016
(SOFR + 0.69%), 6.05%, 1/25/2026 (d)	15,106	15,124
(SOFR + 1.53%), 6.93%, 3/17/2026 (d)	5,633	5,676
(3-MONTH CME TERM SOFR + 1.51%), 6.81%, 7/1/2026 (d)	17,800	17,972
Commonwealth Bank of Australia (Australia)
(SOFR + 0.74%), 6.13%, 3/14/2025 (a) (d)	1,675	1,681
(SOFR + 0.63%), 6.01%, 9/12/2025 (a) (d)	17,570	17,642
(SOFR + 0.75%), 6.14%, 3/13/2026 (a) (d)	26,450	26,590
Cooperatieve Rabobank UA (Netherlands)
(SOFRINDX + 0.70%), 6.06%, 7/18/2025 (d)	10,000	10,039
(SOFRINDX + 0.71%), 6.10%, 3/5/2027 (d)	30,000	30,085
Credit Agricole SA (France)
(SOFR + 1.29%), 6.66%, 7/5/2026 (a) (d)	13,125	13,320
(SOFR + 0.87%), 6.25%, 3/11/2027 (a) (d)	22,360	22,475
DBS Group Holdings Ltd. (Singapore) (SOFR + 0.61%), 5.99%, 9/12/2025 (a) (d)	17,570	17,620
HSBC USA, Inc. (SOFR + 0.96%), 6.35%, 3/4/2027 (d)	22,370	22,547
ING Groep NV (Netherlands)
(SOFRINDX + 1.64%), 7.02%, 3/28/2026 (d)	30,363	30,617
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.86%), 3.88%, 5/16/2027 (d) (e) (f) (g)	6,150	5,239
Series NC10, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.86%), 4.25%, 5/16/2031 (d) (e) (f) (g)	22,800	17,721
KeyBank NA (SOFRINDX + 0.32%), 5.71%, 6/14/2024 (d)	12,750	12,748
Lloyds Banking Group plc (United Kingdom) (USD Swap Semi 5 Year + 4.76%), 7.50%, 6/27/2024 (d) (e) (f) (g)	141,330	141,424
Mitsubishi UFJ Financial Group, Inc. (Japan)
(SOFR + 0.94%), 6.27%, 2/20/2026 (d)	44,000	44,123
(SOFR + 1.44%), 6.79%, 4/17/2026 (d)	17,520	17,652
Morgan Stanley Bank NA
(SOFR + 0.78%), 6.16%, 7/16/2025 (d)	28,950	29,109
(SOFR + 1.17%), 6.52%, 10/30/2026 (d)	17,700	17,975

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
National Australia Bank Ltd. (Australia)
(SOFR + 0.76%), 6.09%, 5/13/2025 (a) (d)	19,175	19,251
(SOFR + 0.86%), 6.24%, 6/9/2025 (a) (d)	1,750	1,759
(SOFR + 0.65%), 6.03%, 12/10/2025 (a) (d)	8,325	8,352
(SOFR + 0.55%), 5.90%, 1/29/2026 (a) (d)	13,400	13,415
National Bank of Canada (Canada)
(SOFR + 0.49%), 5.83%, 8/6/2024 (d)	1,400	1,401
(SOFRINDX + 0.90%), 6.27%, 3/25/2027 (d)	18,050	18,088
NatWest Markets plc (United Kingdom)
(SOFR + 0.53%), 5.86%, 8/12/2024 (a) (d)	10,080	10,084
(SOFR + 0.90%), 6.24%, 5/17/2027 (a) (d)	9,100	9,117
Nordea Bank Abp (Finland)
(SOFR + 0.96%), 6.36%, 6/6/2025 (a) (d)	17,270	17,381
(SOFR + 0.74%), 6.12%, 3/19/2027 (a) (d)	10,800	10,841
Royal Bank of Canada (Canada)
(SOFRINDX + 0.36%), 5.71%, 7/29/2024 (d)	32,180	32,186
(SOFRINDX + 0.44%), 5.79%, 1/21/2025 (d)	5,562	5,568
(SOFRINDX + 0.84%), 6.20%, 4/14/2025 (d)	2,871	2,884
(SOFRINDX + 1.08%), 6.45%, 1/12/2026 (d)	22,000	22,206
(SOFRINDX + 0.53%), 5.88%, 1/20/2026 (d)	17,570	17,576
(SOFRINDX + 0.57%), 5.92%, 4/27/2026 (d)	1,560	1,562
(SOFRINDX + 1.08%), 6.43%, 7/20/2026 (d)	8,780	8,879
(SOFRINDX + 0.95%), 6.31%, 1/19/2027 (d)	13,500	13,606
Skandinaviska Enskilda Banken AB (Sweden) (SOFR + 0.89%), 6.28%, 3/5/2027 (a) (d)	8,960	9,024
Societe Generale SA (France) (USD Swap Semi 5 Year + 3.93%), 6.75%, 4/6/2028 (a) (d) (e) (f) (g)	5,200	4,793
Sumitomo Mitsui Financial Group, Inc. (Japan)
(SOFR + 1.43%), 6.79%, 1/13/2026 (d)	26,350	26,736
(SOFR + 1.30%), 6.66%, 7/13/2026 (d)	17,550	17,796
Sumitomo Mitsui Trust Bank Ltd. (Japan)
(SOFR + 1.12%), 6.50%, 3/9/2026 (a) (d)	17,650	17,823
(SOFR + 1.15%), 6.53%, 9/14/2026 (a) (d)	10,540	10,664
Svenska Handelsbanken AB (Sweden)
(SOFR + 1.25%), 6.64%, 6/15/2026 (a) (d)	13,125	13,320
(SOFR + 0.66%), 5.98%, 5/28/2027 (a) (d)	6,370	6,372
Swedbank AB (Sweden) (SOFRINDX + 1.38%), 6.77%, 6/15/2026 (a) (d)	17,500	17,777
Toronto-Dominion Bank (The) (Canada)
(SOFR + 0.35%), 5.73%, 9/10/2024 (d)	8,265	8,266
(SOFR + 0.41%), 5.78%, 1/10/2025 (d)	27,573	27,598
(SOFR + 1.02%), 6.42%, 6/6/2025 (d)	22,074	22,223
(SOFR + 0.48%), 5.85%, 10/10/2025 (d)	45,360	45,435
(SOFR + 1.08%), 6.44%, 7/17/2026 (d)	24,160	24,437
(SOFR + 0.73%), 6.10%, 4/5/2027 (d)	22,620	22,662
Truist Financial Corp. (SOFR + 0.40%), 5.78%, 6/9/2025 (d)	53,305	53,302
Wells Fargo & Co.
Series S, 5.90%, 6/17/2024 (f) (g) (i) (j)	3,520	3,513
(SOFR + 1.32%), 6.68%, 4/25/2026 (d)	28,184	28,394

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Wells Fargo Bank NA
(SOFR + 0.80%), 6.15%, 8/1/2025 (d)	17,560	17,621
(SOFR + 0.71%), 6.07%, 1/15/2026 (d)	23,000	23,093
(SOFR + 1.06%), 6.40%, 8/7/2026 (d)	17,560	17,754
(SOFR + 1.07%), 6.45%, 12/11/2026 (d)	13,883	14,062
Westpac Banking Corp. (Australia)
(SOFR + 0.72%), 6.06%, 11/17/2025 (d)	31,706	31,871
(SOFR + 0.55%), 5.90%, 1/29/2026 (a) (d)	13,400	13,434
(SOFR + 0.42%), 5.76%, 4/16/2026 (d)	18,160	18,157
		1,852,922
Beverages — 0.9%
Keurig Dr Pepper, Inc. (SOFRINDX + 0.88%), 6.28%, 3/15/2027 (d)	35,780	35,984
Pepsico Singapore Financing I Pte. Ltd. (SOFRINDX + 0.56%), 5.90%, 2/16/2027 (d)	22,350	22,441
PepsiCo, Inc.
(SOFRINDX + 0.40%), 5.73%, 11/12/2024 (d)	17,800	17,819
(SOFRINDX + 0.40%), 5.73%, 2/13/2026 (d)	14,077	14,109
		90,353
Broadline Retail — 0.0% ^
Shutterfly Finance LLC
8.50% (Blend (Cash 4.25% + PIK 4.25%)), 10/1/2027 (a) (c)	2,585	2,070
9.75%, 10/1/2027 (a)	307	307
		2,377
Capital Markets — 3.5%
Bank of New York Mellon (The) (SOFR + 0.45%), 5.84%, 3/13/2026 (d)	9,000	9,008
Deutsche Bank AG (Germany)
Series 2020, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.52%), 6.00%, 10/30/2025 (d) (e) (f) (g)	3,400	3,246
(EURIBOR ICE Swap Rate 5 Year + 4.55%), 4.50%, 11/30/2026 (d) (e) (f) (g) (h)	3,400	3,307
(EURIBOR ICE Swap Rate 5 Year + 4.75%), 4.63%, 10/30/2027 (d) (e) (f) (g) (h)	14,000	13,272
Goldman Sachs Bank USA
(SOFR + 0.77%), 6.15%, 3/18/2027 (d)	17,920	18,036
(SOFR + 0.75%), 6.08%, 5/21/2027 (d)	22,710	22,718
Goldman Sachs Group, Inc. (The)
(SOFR + 0.50%), 5.88%, 9/10/2024 (d)	33,525	33,536
(SOFR + 0.49%), 5.84%, 10/21/2024 (d)	12,670	12,677
(3-MONTH CME TERM SOFR + 1.43%), 6.75%, 5/15/2026 (d)	17,800	17,931
(SOFR + 1.07%), 6.41%, 8/10/2026 (d)	26,330	26,447
Macquarie Bank Ltd. (Australia)
(SOFR + 1.24%), 6.63%, 6/15/2026 (a) (d)	4,450	4,502
(SOFR + 1.20%), 6.60%, 12/7/2026 (a) (d)	8,900	9,015
Macquarie Group Ltd. (Australia) (SOFR + 0.71%), 6.07%, 10/14/2025 (a) (d)	10,829	10,835
Morgan Stanley
(SOFR + 0.51%), 5.88%, 1/22/2025 (d)	2,720	2,722
(SOFR + 0.95%), 6.30%, 2/18/2026 (d)	25,617	25,709
State Street Corp. (SOFRINDX + 0.85%), 6.20%, 8/3/2026 (d)	21,930	22,052
UBS AG (Switzerland)
(SOFR + 0.45%), 5.80%, 8/9/2024 (a) (d)	52,800	52,822

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Capital Markets — continued
(SOFR + 0.47%), 5.83%, 1/13/2025 (a) (d)	9,383	9,385
(SOFRINDX + 1.26%), 6.59%, 2/21/2025 (d)	3,250	3,266
(SOFR + 0.93%), 6.31%, 9/11/2025 (d)	17,570	17,685
UBS Group AG (Switzerland)
(SOFR + 1.58%), 6.91%, 5/12/2026 (a) (d)	10,054	10,132
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.31%), 4.38%, 2/10/2031 (a) (d) (e) (f) (g)	12,100	9,813
		338,116
Chemicals — 0.0% ^
Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	112	91
Consumer Finance — 7.6%
American Express Co.
(SOFR + 0.76%), 6.09%, 2/13/2026 (d)	29,470	29,601
(SOFRINDX + 1.35%), 6.69%, 10/30/2026 (d)	36,875	37,290
(SOFR + 0.75%), 6.11%, 4/23/2027 (d)	27,300	27,364
(SOFRINDX + 1.00%), 6.34%, 2/16/2028 (d)	17,880	17,999
American Honda Finance Corp.
(SOFRINDX + 0.70%), 6.04%, 11/22/2024 (d)	26,500	26,563
(SOFRINDX + 0.67%), 6.04%, 1/10/2025 (d)	22,720	22,768
(SOFR + 0.55%), 5.88%, 2/12/2025 (d)	22,400	22,429
(SOFRINDX + 0.78%), 6.13%, 4/23/2025 (d)	30,920	31,024
(SOFR + 0.45%), 5.80%, 4/29/2025 (d)	31,850	31,868
(SOFR + 0.60%), 5.93%, 8/14/2025 (d)	26,830	26,891
(SOFRINDX + 0.79%), 6.17%, 10/3/2025 (d)	22,730	22,839
(SOFR + 0.50%), 5.87%, 10/10/2025 (d)	22,700	22,714
(SOFR + 0.71%), 6.07%, 1/9/2026 (d)	13,500	13,576
(SOFR + 0.77%), 6.16%, 3/12/2027 (d)	13,450	13,537
Caterpillar Financial Services Corp.
(SOFR + 0.27%), 5.66%, 9/13/2024 (d)	1,340	1,341
(SOFR + 0.45%), 5.78%, 11/14/2024 (d)	25,260	25,295
(SOFR + 0.52%), 5.91%, 6/13/2025 (d)	26,849	26,936
(SOFR + 0.46%), 5.79%, 8/11/2025 (d)	11,850	11,877
(SOFR + 0.46%), 5.78%, 2/27/2026 (d)	13,630	13,675
(SOFR + 0.52%), 5.85%, 5/14/2027 (d)	27,250	27,312
General Motors Financial Co., Inc. (SOFR + 0.62%), 5.98%, 10/15/2024 (d)	35,691	35,715
John Deere Capital Corp.
(SOFR + 0.56%), 5.95%, 3/7/2025 (d)	26,542	26,608
(SOFR + 0.57%), 5.92%, 3/3/2026 (d)	19,360	19,451
(SOFR + 0.44%), 5.83%, 3/6/2026 (d)	28,650	28,707
(SOFRINDX + 0.79%), 6.18%, 6/8/2026 (d)	17,500	17,648
(SOFR + 0.60%), 5.95%, 4/19/2027 (d)	27,250	27,301
Toyota Motor Credit Corp.
(SOFR + 0.52%), 5.85%, 8/22/2024 (d)	4,050	4,053
(SOFR + 0.55%), 5.89%, 10/16/2024 (d)	7,734	7,745
(SOFR + 0.32%), 5.68%, 1/13/2025 (d)	2,126	2,128
(SOFR + 0.30%), 5.63%, 2/24/2025 (d)	4,293	4,293
(SOFR + 0.35%), 5.68%, 4/14/2025 (d)	32,700	32,713

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Consumer Finance — continued
(SOFR + 0.65%), 6.03%, 9/11/2025 (d)	3,133	3,145
(SOFR + 0.65%), 6.02%, 1/5/2026 (d)	20,475	20,548
(SOFR + 0.45%), 5.79%, 5/15/2026 (d)	18,200	18,212
(SOFRINDX + 0.89%), 6.22%, 5/18/2026 (d)	17,950	18,076
(SOFR + 0.65%), 6.04%, 3/19/2027 (d)	23,000	23,079
		742,321
Consumer Staples Distribution & Retail — 0.0% ^
Rite Aid Corp.
7.50%, 7/1/2025 (a) (b)	489	240
8.00%, 11/15/2026 (a) (b)	1,185	592
		832
Diversified Telecommunication Services — 1.3%
AT&T, Inc. (3-MONTH CME TERM SOFR + 1.44%), 6.76%, 6/12/2024 (d)	109,565	109,594
CCO Holdings LLC 5.00%, 2/1/2028 (a)	130	120
Frontier Communications Holdings LLC 5.88%, 11/1/2029	485	419
Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	9,260	8,710
Verizon Communications, Inc.
(3-MONTH CME TERM SOFR + 1.36%), 6.68%, 5/15/2025 (d)	2,120	2,136
(SOFRINDX + 0.79%), 6.18%, 3/20/2026 (d)	210	212
		121,191
Electric Utilities — 0.6%
Georgia Power Co. (SOFRINDX + 0.75%), 6.10%, 5/8/2025 (d)	30,477	30,590
NextEra Energy Capital Holdings, Inc. (SOFRINDX + 0.76%), 6.11%, 1/29/2026 (d)	31,250	31,325
		61,915
Energy Equipment & Services — 0.0% ^
Nabors Industries Ltd. 7.25%, 1/15/2026 (a)	385	386
Financial Services — 0.7%
National Rural Utilities Cooperative Finance Corp.
Series D, (SOFR + 0.33%), 5.69%, 10/18/2024 (d)	20,101	20,110
(SOFR + 0.70%), 6.04%, 5/7/2025 (d)	26,600	26,705
(SOFR + 0.80%), 6.14%, 2/5/2027 (d)	22,330	22,470
		69,285
Ground Transportation — 0.0% ^
Hertz Corp. (The), Escrow
5.50%, 10/15/2024 (b)	4,923	160
7.13%, 8/1/2026 (b)	1,035	93
6.00%, 1/15/2028 (b)	1,345	121
		374
Health Care Providers & Services — 0.1%
HCA, Inc. 5.38%, 2/1/2025	4,590	4,574
Hotels, Restaurants & Leisure — 0.0% ^
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	144	144

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Insurance — 0.4%
Athene Global Funding (SOFRINDX + 0.56%), 5.89%, 8/19/2024 (a) (d)	22,130	22,145
Metropolitan Life Global Funding I
(SOFR + 0.30%), 5.68%, 9/27/2024 (a) (d)	2,620	2,622
(SOFRINDX + 0.57%), 5.94%, 4/9/2026 (a) (d)	18,150	18,172
		42,939
Machinery — 0.1%
Daimler Truck Finance North America LLC (Germany) (SOFR + 0.75%), 6.13%, 12/13/2024 (a) (d)	8,290	8,313
Media — 0.1%
Clear Channel Outdoor Holdings, Inc. 5.13%, 8/15/2027 (a)	2,980	2,815
DISH DBS Corp. 5.88%, 11/15/2024	3,283	3,126
Sirius XM Radio, Inc. 5.50%, 7/1/2029 (a)	1,485	1,380
		7,321
Metals & Mining — 0.1%
Glencore Funding LLC (Australia) (SOFRINDX + 1.06%), 6.44%, 4/4/2027 (a) (d)	13,570	13,609
Multi-Utilities — 0.6%
Dominion Energy, Inc. Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.99%), 4.65%, 12/15/2024 (d) (f) (g)	55,858	55,610
Oil, Gas & Consumable Fuels — 0.3%
Chesapeake Energy Corp., Escrow 5.50%, 9/15/2026 (b)	5,690	122
Gulfport Energy Corp.
8.00%, 5/17/2026	40	40
8.00%, 5/17/2026 (a)	834	846
TransCanada PipeLines Ltd. (Canada) (SOFRINDX + 1.52%), 6.90%, 3/9/2026 (d)	23,545	23,560
		24,568
Personal Care Products — 0.0% ^
ESC SANCHEZ 8.88%, 3/15/2025 ‡ (b)	3,888	—
Pharmaceuticals — 0.4%
Bausch Health Americas, Inc. 9.25%, 4/1/2026 (a)	2,805	2,614
Bristol-Myers Squibb Co. (SOFR + 0.49%), 5.82%, 2/20/2026 (d)	22,370	22,464
Roche Holdings, Inc. (SOFR + 0.74%), 6.07%, 11/13/2026 (a) (d)	17,700	17,842
		42,920
Specialized REITs — 0.4%
Public Storage Operating Co.
(SOFRINDX + 0.60%), 5.96%, 7/25/2025 (d)	13,473	13,510
(SOFRINDX + 0.70%), 6.06%, 4/16/2027 (d)	29,040	29,249
		42,759
Specialty Retail — 0.1%
Staples, Inc. 7.50%, 4/15/2026 (a)	4,018	4,017

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Wireless Telecommunication Services — 0.2%
Altice France Holding SA (Luxembourg) 10.50%, 5/15/2027 (a)	1,070	396
Sprint LLC 7.13%, 6/15/2024	21,495	21,498
		21,894
Total Corporate Bonds (Cost $3,786,107)		3,806,425
Collateralized Mortgage Obligations — 3.1%
Adjustable Rate Mortgage Trust
Series 2005-5, Class 5A1, 5.97%, 9/25/2035 (j)	1,981	1,614
Series 2005-10, Class 1A21, 5.55%, 1/25/2036 (j)	368	334
Alternative Loan Trust
Series 2004-5CB, Class 2A1, 5.00%, 5/25/2019	52	50
Series 2005-50CB, Class 4A1, 5.00%, 11/25/2020	15	14
Series 2005-J11, Class 5A1, 5.50%, 11/25/2020	172	129
Series 2006-J3, Class 2A1, 4.75%, 12/25/2020	153	117
Series 2005-J6, Class 2A1, 5.50%, 7/25/2025	87	80
Series 2006-J2, Class A1, 5.94%, 4/25/2036 (j)	2,322	988
Series 2006-24CB, Class A1, 6.00%, 8/25/2036	837	455
Series 2006-24CB, Class A23, 6.00%, 8/25/2036	1,509	821
Series 2006-25CB, Class A9, 6.00%, 10/25/2036	2,018	1,059
Series 2006-28CB, Class A17, 6.00%, 10/25/2036	392	191
Series 2006-31CB, Class A3, 6.00%, 11/25/2036	1,325	745
Series 2006-41CB, Class 2A17, 6.00%, 1/25/2037	292	147
Series 2007-5CB, Class 1A31, 5.50%, 4/25/2037	424	210
American Home Mortgage Assets Trust
Series 2007-4, Class A4, 6.02%, 8/25/2037 (j)	3,203	2,792
Series 2006-2, Class 2A1, 5.82%, 9/25/2046 (j)	738	645
Angel Oak Mortgage Trust
Series 2020-1, Class A1, 2.47%, 12/25/2059 (a) (j)	1,747	1,645
Series 2020-1, Class B1, 3.76%, 12/25/2059 (a) (j)	2,907	2,451
Series 2020-3, Class A1, 1.69%, 4/25/2065 (a) (j)	6,890	6,304
Series 2022-2, Class A1, 3.35%, 1/25/2067 (a) (j)	7,613	6,956
Banc of America Alternative Loan Trust Series 2006-4, Class 2A1, 6.00%, 3/25/2029	220	200
Banc of America Funding Trust
Series 2005-1, Class 1A1, 5.50%, 2/25/2035	471	443
Series 2005-B, Class 3M1, 6.11%, 4/20/2035 (j)	454	453
Series 2006-1, Class 2A1, 5.50%, 1/25/2036	175	146
Series 2006-D, Class 5A2, 5.41%, 5/20/2036 (j)	318	272
Series 2014-R7, Class 2A1, 5.58%, 9/26/2036 (a) (j)	53	53
Series 2015-R4, Class 5A1, 5.58%, 10/25/2036 (a) (j)	1,142	1,136
Banc of America Mortgage Trust Series 2007-3, Class 1A1, 6.00%, 9/25/2037	1,077	849
Bear Stearns ARM Trust Series 2005-12, Class 22A1, 7.11%, 2/25/2036 (j)	1,342	1,234
Bear Stearns Asset-Backed Securities I Trust Series 2004-AC5, Class A1, 5.75%, 10/25/2034 (i)	1,506	1,369
BRAVO Residential Funding Trust
Series 2023-NQM1, Class A2, 6.35%, 1/25/2063 (a) (i)	2,061	2,049
Series 2023-NQM5, Class A1, 6.50%, 6/25/2063 (a) (i)	13,568	13,598
Chase Mortgage Finance Trust Series 2005-S1, Class 1A15, 6.00%, 5/25/2035	527	494

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
CHL Mortgage Pass-Through Trust
Series 2005-21, Class A2, 5.50%, 10/25/2035	249	137
Series 2006-15, Class A1, 6.25%, 10/25/2036	958	435
Series 2006-20, Class 1A36, 5.75%, 2/25/2037	384	179
Series 2007-5, Class A6, 5.79%, 5/25/2037 (j)	—	—
Citicorp Mortgage Securities Trust Series 2007-5, Class 1A9, 6.00%, 6/25/2037	787	678
Citigroup Mortgage Loan Trust
Series 2014-10, Class 1A1, 3.34%, 11/25/2036 (a) (j)	254	252
Series 2014-10, Class 4A1, 5.60%, 2/25/2037 (a) (j)	1,315	1,301
COLT Mortgage Loan Trust Series 2023-3, Class A1, 7.18%, 9/25/2068 (a) (i)	9,598	9,736
Connecticut Avenue Securities Trust
Series 2019-R07, Class 1B1, 8.84%, 10/25/2039 (a) (j)	7,026	7,296
Series 2020-R02, Class 2B1, 8.44%, 1/25/2040 (a) (j)	14,927	15,384
Series 2020-R01, Class 1B1, 8.69%, 1/25/2040 (a) (j)	13,867	14,464
Series 2022-R02, Class 2M2, 8.32%, 1/25/2042 (a) (j)	10,400	10,699
Series 2022-R04, Class 1M2, 8.42%, 3/25/2042 (a) (j)	17,385	18,118
Series 2022-R08, Class 1M1, 7.87%, 7/25/2042 (a) (j)	8,221	8,465
Series 2023-R01, Class 1M1, 7.72%, 12/25/2042 (a) (j)	9,443	9,720
Series 2023-R02, Class 1M1, 7.62%, 1/25/2043 (a) (j)	11,131	11,410
Series 2023-R04, Class 1M1, 7.62%, 5/25/2043 (a) (j)	10,309	10,578
Credit Suisse First Boston Mortgage Securities Corp. (Switzerland)
Series 2005-7, Class 3A1, 5.00%, 8/25/2020	7	6
Series 2004-5, Class 4A1, 6.00%, 9/25/2034	579	550
Series 2005-5, Class 1A1, 5.00%, 5/25/2046	6	6
Deephaven Residential Mortgage Trust Series 2021-3, Class A1, 1.19%, 8/25/2066 (a) (j)	14,310	12,044
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-AR2, Class A1, 5.74%, 3/25/2037 (j)	6,904	6,001
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
Series 2005-1, Class 2A1, 3.41%, 2/25/2020 (j)	56	54
Series 2005-1, Class 1A1, 5.94%, 2/25/2035 (j)	567	546
FHLMC STACR REMIC Trust
Series 2021-HQA3, Class M1, 6.17%, 9/25/2041 (a) (j)	8,377	8,343
Series 2021-DNA6, Class M1, 6.12%, 10/25/2041 (a) (j)	2,147	2,145
Series 2021-HQA4, Class M1, 6.27%, 12/25/2041 (a) (j)	9,548	9,527
Series 2022-DNA3, Class M1B, 8.22%, 4/25/2042 (a) (j)	9,775	10,164
FHLMC, REMIC
Series 5136, Class IJ, IO, 2.50%, 2/25/2051	31,544	3,783
Series 5148, Class AI, IO, 2.50%, 10/25/2051	37,409	4,255
FNMA, Connecticut Avenue Securities Series 2021-R02, Class 2M2, 7.32%, 11/25/2041 (a) (j)	9,655	9,740
FNMA, REMIC Series 2021-47, Class QI, IO, 2.50%, 10/25/2049	38,973	5,132
GCAT Trust
Series 2019-NQM3, Class A1, 3.69%, 11/25/2059 (a) (j)	3,450	3,256
Series 2020-NQM1, Class A1, 3.25%, 1/25/2060 (a) (i)	3,242	3,075
Series 2022-NQM4, Class A1, 5.27%, 8/25/2067 (a) (i)	2,941	2,903
GNMA
Series 2021-122, Class LI, IO, 2.50%, 7/20/2051	20,933	2,269
Series 2021-138, Class PI, IO, 2.50%, 8/20/2051	16,103	1,633
Series 2021-162, Class PI, IO, 2.50%, 9/20/2051	17,837	1,781
Series 2023-69, Class IH, IO, 2.50%, 10/20/2051	17,227	1,866

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
GSR Mortgage Loan Trust
Series 2006-2F, Class 2A1, 5.75%, 2/25/2036	730	588
Series 2006-3F, Class 2A7, 5.75%, 3/25/2036	546	459
HarborView Mortgage Loan Trust
Series 2004-9, Class 2A, 7.12%, 12/19/2034 (j)	17	17
Series 2006-9, Class 2A1A, 5.85%, 11/19/2036 (j)	2,179	1,851
Series 2007-1, Class 2A1A, 5.69%, 3/19/2037 (j)	—	—
Impac CMB Trust Series 2004-6, Class 1A2, 6.22%, 10/25/2034 (j)	264	257
JPMorgan Mortgage Trust Series 2005-S2, Class 4A3, 5.50%, 9/25/2020	457	294
JPMorgan Seasoned Mortgage Trust Series 2014-1, Class A2, 5.94%, 5/25/2033 (a) (j)	2,750	2,672
Lehman Mortgage Trust Series 2006-4, Class 3A1, 5.00%, 8/25/2021	34	28
MASTR Alternative Loan Trust
Series 2004-7, Class 10A1, 6.00%, 6/25/2034	448	402
Series 2005-5, Class 3A1, 5.75%, 8/25/2035	—	—
Mill City Mortgage Loan Trust Series 2023-NQM1, Class A1, 6.05%, 10/25/2067 (a) (i)	8,279	8,250
NACC Reperforming Loan REMIC Trust Series 2004-R1, Class A1, 6.50%, 3/25/2034 (a)	797	681
Nomura Resecuritization Trust Series 2015-2R, Class 4A1, 5.58%, 12/26/2036 (a) (j)	620	605
OBX Trust Series 2021-NQM1, Class A1, 1.07%, 2/25/2066 (a) (j)	7,711	6,558
RALI Trust
Series 2003-QS20, Class CB, 5.00%, 11/25/2018 ‡	7	4
Series 2006-QS18, Class 3A3, 5.75%, 12/25/2036	11	6
Residential Asset Securitization Trust Series 2006-R1, Class A2, 5.84%, 1/25/2046 (j)	—	—
RFMSI Trust
Series 2005-SA2, Class 2A2, 5.97%, 6/25/2035 (j)	531	506
Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	918	683
Series 2006-SA4, Class 2A1, 5.52%, 11/25/2036 (j)	450	368
Series 2006-S12, Class 3A9, 5.75%, 12/25/2036	898	697
Series 2007-S2, Class A4, 6.00%, 2/25/2037	376	280
SG Residential Mortgage Trust Series 2022-2, Class A2, 5.35%, 8/25/2062 (a) (j)	4,911	4,801
Starwood Mortgage Residential Trust Series 2019-INV1, Class A3, 2.92%, 9/27/2049 (a) (j)	1,821	1,756
Thornburg Mortgage Securities Trust Series 2002-4, Class 3A, 5.79%, 12/25/2042 (j)	368	347
Towd Point Mortgage Trust Series 2019-HY2, Class A1, 6.44%, 5/25/2058 (a) (j)	4,937	5,039
Verus Securitization Trust Series 2021-6, Class A1, 1.63%, 10/25/2066 (a) (j)	9,331	7,834
Vista Point Securitization Trust Series 2020-2, Class A1, 1.47%, 4/25/2065 (a) (j)	2,841	2,589
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2005-7, Class 1A2, 5.89%, 9/25/2035 (j)	365	300
Series 2005-8, Class 1A8, 5.50%, 10/25/2035	55	48
Total Collateralized Mortgage Obligations (Cost $308,178)		305,894
Asset-Backed Securities — 1.4%
ACE Securities Corp. Home Equity Loan Trust Series 2006-CW1, Class A2D, 5.96%, 7/25/2036 (j)	7,777	6,104
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-R3, Class M8, 7.57%, 5/25/2035 (j)	6,973	5,389
Bear Stearns Asset-Backed Securities Trust Series 2004-SD1, Class M2, 5.82%, 12/25/2042 (i)	784	624
Carrington Mortgage Loan Trust
Series 2006-NC1, Class M2, 6.07%, 1/25/2036 (j)	18,441	14,769
Series 2006-NC5, Class A3, 5.59%, 1/25/2037 (j)	12,737	10,904
Centex Home Equity Loan Trust Series 2005-A, Class M2, 6.19%, 1/25/2035 (j)	2,651	2,587
Credit-Based Asset Servicing and Securitization LLC Series 2006-CB8, Class A1, 5.72%, 10/25/2036 (j)	5,863	5,143

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
CWABS Asset-Backed Certificates Trust Series 2007-2, Class 2A3, 5.58%, 8/25/2037 (j)	206	205
CWABS, Inc. Asset-Backed Certificates Series 2004-1, Class M2, 6.26%, 3/25/2034 (j)	186	190
Fieldstone Mortgage Investment Trust Series 2006-2, Class 2A3, 5.98%, 7/25/2036 (j)	2,548	1,223
First Franklin Mortgage Loan Trust
Series 2006-FF8, Class M1, 5.81%, 7/25/2036 (j)	5,247	4,292
Series 2006-FF14, Class A5, 5.60%, 10/25/2036 (j)	2,671	2,628
Series 2006-FF13, Class A1, 5.68%, 10/25/2036 (j)	9,866	6,290
Fremont Home Loan Trust
Series 2005-1, Class M6, 6.59%, 6/25/2035 (j)	4,124	3,243
Series 2006-1, Class 1A1, 5.75%, 4/25/2036 (j)	—	—
GSAA Home Equity Trust
Series 2005-9, Class M5, 6.41%, 8/25/2035 (j)	3,878	3,514
Series 2006-1, Class A2, 5.88%, 1/25/2036 (j)	3,647	1,069
Series 2006-19, Class A2, 5.80%, 12/25/2036 (j)	3,227	863
Series 2007-4, Class A1, 5.64%, 3/25/2037 (j)	970	260
Series 2007-2, Class AF4A, 6.48%, 3/25/2037 (i)	5,859	1,629
Series 2007-7, Class 1A2, 5.80%, 7/25/2037 (j)	570	515
GSAMP Trust
Series 2005-NC1, Class M2, 6.53%, 2/25/2035 (j)	5,517	5,159
Series 2006-FM1, Class A1, 5.76%, 4/25/2036 (j)	9,753	6,884
Series 2006-FM3, Class A1, 5.58%, 11/25/2036 (j)	—	—
Series 2007-HE1, Class A2C, 5.59%, 3/25/2047 (j)	8,124	7,637
Home Equity Mortgage Loan Asset-Backed Trust Series 2004-B, Class M2, 4.44%, 11/25/2034 (j)	429	397
Long Beach Mortgage Loan Trust Series 2004-3, Class M1, 6.29%, 7/25/2034 (j)	603	590
Merrill Lynch Mortgage Investors Trust
Series 2006-RM2, Class A1A, 5.81%, 5/25/2037 (j)	11,549	3,230
Series 2006-MLN1, Class A2C, 5.78%, 7/25/2037 (j)	22,258	9,623
Morgan Stanley ABS Capital I, Inc. Trust
Series 2007-HE1, Class A1, 5.57%, 11/25/2036 (j)	3,870	2,455
Series 2007-HE7, Class A2B, 6.44%, 7/25/2037 (j)	713	695
New Century Home Equity Loan Trust
Series 2003-5, Class AI7, 4.85%, 11/25/2033 (j)	—	—
Series 2005-1, Class M6, 6.64%, 3/25/2035 (j)	3,955	3,324
Option One Mortgage Loan Trust Series 2004-3, Class M2, 6.29%, 11/25/2034 (j)	397	391
RAMP Trust Series 2005-EFC6, Class M4, 6.32%, 11/25/2035 (j)	2,540	2,332
Saxon Asset Securities Trust Series 2002-3, Class AF6, 5.41%, 5/25/2031 (i)	626	605
Securitized Asset-Backed Receivables LLC Trust
Series 2006-NC3, Class A1, 5.72%, 9/25/2036 (j)	8,879	5,330
Series 2006-WM2, Class A2A, 5.76%, 9/25/2036 (j)	—	—
Series 2007-NC2, Class A2B, 5.72%, 1/25/2037 (j)	2,613	2,177
Soundview Home Loan Trust Series 2007-OPT3, Class 2A3, 5.62%, 8/25/2037 (j)	1,723	1,652
Specialty Underwriting & Residential Finance Trust Series 2006-BC5, Class A1, 5.72%, 11/25/2037 (j)	3,232	2,519
Structured Asset Investment Loan Trust Series 2005-HE3, Class M2, 6.17%, 9/25/2035 (j)	4,475	3,913
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC5, Class A4, 5.78%, 12/25/2036 (j)	378	368
Terwin Mortgage Trust Series 2006-3, Class 2A2, 5.86%, 4/25/2037 (a) (j)	1,021	982
Total Asset-Backed Securities (Cost $154,570)		131,704

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — 0.9% (d) (k)
Aerospace & Defense — 0.0% ^
Spirit Aerosystems, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.25%), 9.58%, 1/15/2027	237	238
TransDigm, Inc., 1st Lien Term Loan I (3-MONTH CME TERM SOFR + 2.75%), 8.06%, 8/24/2028	430	432
		670
Automobile Components — 0.0% ^
Adient US LLC, 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 2.75%), 8.08%, 1/31/2031	576	580
Truck Hero, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.50%), 8.94%, 1/31/2028	292	292
Wheel Pros, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 8.88%), 14.46%, 5/11/2028	90	95
Wheel Pros, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 4.50%), 10.09%, 5/11/2028	424	252
		1,219
Beverages — 0.0% ^
Triton Water Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.81%, 3/31/2028	863	861
Building Products — 0.0% ^
Cabinetworks, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.25%), 9.81%, 5/17/2028	227	192
Quikrete Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.25%), 7.58%, 3/19/2029	821	824
		1,016
Capital Markets — 0.0% ^
Duff & Phelps Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.06%, 4/9/2027	765	765
Chemicals — 0.1%
INEOS Enterprises, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.75%), 9.20%, 7/8/2030	915	918
PQ Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.50%), 7.93%, 6/9/2028	1,489	1,490
Venator Materials Corp., 1st Lien Term Loan
(3-MONTH CME TERM SOFR + 2.00%), 7.33%, 1/16/2026	194	191
(3-MONTH SOFR + 10.00%), 15.43%, 10/12/2028	559	554
		3,153
Commercial Services & Supplies — 0.1%
Allied Universal Holdco LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.17%, 5/12/2028	741	741
API Group DE, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.00%), 7.33%, 12/18/2028	499	500
Conservice Midco LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%), 9.33%, 5/13/2027	422	423
Ensemble RCM, LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.33%, 8/1/2029	1,036	1,042
Garda World Security Corp., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 4.25%), 9.58%, 2/1/2029	623	628
Harsco Corp., Term Loan B-3 (1-MONTH CME TERM SOFR + 2.25%), 7.69%, 3/10/2028	468	468
Intrado Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 8.81%, 1/31/2030	347	347
Madison IAQ LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 6/21/2028	1,817	1,820
Nielsen Holdings plc, Term Loan B-3 (1-MONTH CME TERM SOFR + 3.75%), 9.08%, 3/6/2028	410	401
Prime Security Services Borrower LLC, 1st Lien Term Loan B-1 (3-MONTH CME TERM SOFR + 2.25%), 7.81%, 10/13/2030	489	490
		6,860
Communications Equipment — 0.0% ^
Ciena Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.00%), 7.32%, 10/24/2030	535	537
CommScope, Inc., 1st Lien Term Loan B-2 (Netherlands) (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 4/6/2026	866	774
		1,311

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Construction & Engineering — 0.0% ^
Osmose Holdings, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 6/23/2028	780	776
Pike Corp., Delayed Draw Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 1/21/2028	810	812
		1,588
Consumer Staples Distribution & Retail — 0.1%
Moran Foods LLC, 1st Lien Super Senior Delayed Term Loan (3-MONTH SOFR + 11.50%), 16.91%, 6/30/2026 ‡	73	73
Moran Foods LLC, 1st Lien Term Loan
(3-MONTH CME TERM SOFR + 2.00%), 2.00%, 6/30/2026 ‡	2,530	2,077
(3-MONTH CME TERM SOFR + 2.00%), 12.66%, 6/30/2026 ‡	3,512	2,102
Utz Quality Foods LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.75%), 8.08%, 1/20/2028	211	211
		4,463
Containers & Packaging — 0.0% ^
Graham Packaging Co., Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 8/4/2027	1,136	1,139
Pactiv Evergreen Group Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.68%, 9/24/2028	267	268
Ring Container Technologies LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.94%, 8/12/2028	440	443
Tekni-Plex, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 4.00%), 9.57%, 9/15/2028	589	590
		2,440
Diversified Consumer Services — 0.0% ^
St. George's University Scholastic Services LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.43%, 2/10/2029	769	769
Diversified Telecommunication Services — 0.0% ^
Lumen Technologies, Inc., 1st Lien Term Loan B-1 (1-MONTH CME TERM SOFR + 2.35%), 7.79%, 4/15/2029	320	221
Lumen Technologies, Inc., 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 2.35%), 7.79%, 4/15/2030	327	220
Numericable U.S. LLC, 1st Lien Term Loan B-14 (France) (3-MONTH CME TERM SOFR + 5.50%), 10.83%, 8/15/2028	285	214
		655
Electric Utilities — 0.0% ^
Astoria Energy LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.94%, 12/10/2027	318	319
Carroll County Energy LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 8.90%, 2/13/2026	622	620
Exelon Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.50%), 8.11%, 12/15/2027	832	833
		1,772
Electronic Equipment, Instruments & Components — 0.0% ^
Ingram Micro, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.00%), 8.57%, 6/30/2028	511	514
Entertainment — 0.0% ^
Banijay Entertainment, 1st Lien Term Loan B (France) (1-MONTH CME TERM SOFR + 3.25%), 8.57%, 3/1/2028	590	591
Delta 2 (Lux) SARL, 1st Lien Term Loan B (Luxembourg) (3-MONTH CME TERM SOFR + 2.25%), 7.56%, 1/15/2030	575	578
WMG Acquisition Corp., 1st Lien Term Loan I (1-MONTH CME TERM SOFR + 2.00%), 7.33%, 1/24/2031	1,178	1,180
		2,349
Food Products — 0.0% ^
Atkins Nutritionals, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.93%, 3/17/2027	770	771
B&G Foods, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.83%, 10/10/2026	442	441
		1,212
Ground Transportation — 0.0% ^
First Student Bidco, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.56%, 7/21/2028	642	643
First Student Bidco, Inc., 1st Lien Term Loan C (3-MONTH CME TERM SOFR + 3.00%), 8.56%, 7/21/2028	195	195

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Ground Transportation — continued
Hertz Corp. (The), 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.86%, 6/30/2028	671	616
Hertz Corp. (The), 1st Lien Term Loan C (3-MONTH CME TERM SOFR + 3.25%), 8.86%, 6/30/2028	130	119
		1,573
Health Care Equipment & Supplies — 0.0% ^
Avantor Funding, Inc., 1st Lien Term Loan B-6 (1-MONTH CME TERM SOFR + 2.00%), 7.43%, 11/8/2027	459	461
Insulet Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.33%, 5/4/2028	1,230	1,234
Medline Borrower LP, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.08%, 10/23/2028	383	385
		2,080
Health Care Providers & Services — 0.1%
CVS Holdings, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%), 9.33%, 4/15/2031	754	757
Parexel International Corp., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 11/15/2028	1,025	1,030
Pathway Vet Alliance LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.75%), 9.19%, 3/31/2027	744	581
PCI Pharma Services, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.50%), 9.10%, 11/30/2027	431	432
U.S. Renal Care, 1st Lien Term Loan C (1-MONTH CME TERM SOFR + 5.00%), 10.44%, 6/20/2028	2,188	1,915
		4,715
Hotels, Restaurants & Leisure — 0.0% ^
UFC Holdings LLC, 1st Lien Term Loan B-3 (3-MONTH CME TERM SOFR + 2.75%), 8.34%, 4/29/2026	754	756
Whataburger, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.07%, 8/3/2028	926	927
		1,683
Household Durables — 0.0% ^
KDC US Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.00%), 10.32%, 8/15/2028	720	722
Traeger Grills, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.68%, 6/29/2028	307	293
		1,015
Insurance — 0.0% ^
Asurion LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 7/31/2027	344	338
Asurion LLC, 1st Lien Term Loan B-11 (1-MONTH CME TERM SOFR + 4.25%), 9.68%, 8/19/2028	620	615
Asurion LLC, 1st Lien Term Loan B-3 (1-MONTH CME TERM SOFR + 5.25%), 10.69%, 1/31/2028	535	502
Hub International Ltd., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.57%, 6/20/2030	642	646
USI, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.00%), 8.30%, 11/22/2029	417	418
		2,519
Interactive Media & Services — 0.0% ^
Getty Images, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.50%), 9.91%, 2/19/2026	348	348
IT Services — 0.0% ^
Ancestry.com, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.68%, 12/6/2027	196	189
Virtusa Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.19%, 2/11/2028	437	438
		627
Leisure Products — 0.0% ^
FGI Operating Co. LLC, 1st Lien Term Loan (3-MONTH SOFR + 11.00%), 12.00%, 12/31/2024 ‡ (b)	2,561	240
Hercules Achievement, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.00%), 10.44%, 12/15/2026	1,252	1,258
		1,498
Life Sciences Tools & Services — 0.0% ^
ICON, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.00%), 7.31%, 7/03/2028	201	203

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Machinery — 0.1%
Alliance Laundry Systems LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%, 3-MONTH CME TERM SOFR + 3.50%), 8.90%, 10/8/2027	1,313	1,318
Gates Global LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.50%), 7.93%, 3/31/2027	1,150	1,152
Gemini HDPE LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.59%, 12/31/2027	968	970
Sundyne, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%), 9.68%, 3/17/2027	907	913
Thyssenkrupp Elevator, 1st Lien Term Loan B (6-MONTH CME TERM SOFR + 3.50%), 8.79%, 4/30/2030	361	364
		4,717
Media — 0.1%
Altice Financing SA, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 5.00%), 10.33%, 10/28/2027	682	593
Clear Channel Outdoor Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%), 9.44%, 8/21/2028	570	572
DirectV Financing LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 5.00%), 10.44%, 8/2/2027	104	104
E.W. Scripps Co., 1st Lien Term Loan B-3 (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 1/7/2028	1,064	944
iHeartCommunications, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 5/1/2026	1,147	901
iHeartCommunications, Inc., Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 5/1/2026	638	492
Shutterfly LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 6.00%), 11.35%, 10/1/2027 ‡	99	99
Shutterfly LLC, 2nd Lien Term Loan (3-MONTH CME TERM SOFR + 1.00%), 6.30%, 10/1/2027	835	683
Summer (BC) Holdco B SARL, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.50%), 10.11%, 12/4/2026	370	371
		4,759
Oil, Gas & Consumable Fuels — 0.1%
Buckeye Partners LP, 1st Lien Term Loan B-1 (1-MONTH CME TERM SOFR + 2.00%), 7.33%, 11/1/2026	484	484
Buckeye Partners, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.00%), 2.50%, 11/22/2030	255	256
EPIC Crude Services LP, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 5.00%), 10.61%, 3/2/2026	6,728	6,742
WhiteWater Whistler Holdings, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.75%), 8.05%, 2/15/2030	570	572
		8,054
Personal Care Products — 0.0% ^
Conair Holdings LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.19%, 5/17/2028	596	592
Pharmaceuticals — 0.0% ^
Jazz Pharmaceuticals plc, 1st Lien Term Loan B-1 (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 5/5/2028	520	524
Professional Services — 0.0% ^
Brookfield WEC Holdings Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.08%, 1/27/2031	1,531	1,539
Dun & Bradstreet Corp., 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 2.75%), 8.07%, 1/18/2029	802	804
		2,343
Semiconductors & Semiconductor Equipment — 0.0% ^
Brooks Automation, 2nd Lien Term Loan (12-MONTH CME TERM SOFR + 5.60%), 10.40%, 2/1/2030	251	246
Vertiv Group Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.93%, 3/2/2027	1,163	1,167
		1,413
Software — 0.1%
Camelot U.S. Acquisition LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.08%, 1/31/2031	612	612
Consilio, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%), 9.44%, 5/12/2028	946	944
DigiCert, Inc., 1st Lien Term Loan
(1-MONTH CME TERM SOFR + 4.00%), 9.33%, 10/16/2026	590	587
(1-MONTH CME TERM SOFR + 7.00%), 12.33%, 2/19/2029	445	401
Genesys Cloud Services Holdings, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.82%, 12/1/2027	915	922
Netsmart Technologies, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.19%, 10/1/2027	621	622

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Software — continued
Project Boost Purchaser LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.94%, 6/1/2026	752	755
Proofpoint, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.68%, 8/31/2028	557	558
RealPage, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.44%, 4/24/2028	283	279
ThoughtWorks, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.50%), 7.94%, 3/24/2028	187	186
Ultimate Software Group, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.82%, 2/10/2031	1,176	1,184
		7,050
Specialty Retail — 0.1%
AppleCaramel Buyer LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.08%, 10/19/2027	653	656
Claire's Stores, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 6.50%), 11.93%, 12/18/2026 (l)	7,308	6,906
Leslie's Poolmart, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.19%, 3/9/2028	636	631
Petco Health & Wellness Co., Inc., Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.82%, 3/3/2028	545	492
PrimeSource, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.81%, 12/28/2027	825	816
Serta Simmons Bedding LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 7.50%), 12.92%, 6/29/2028	91	78
Staples, Inc., 1st Lien Term Loan (3-MONTH SOFR + 5.00%), 10.43%, 4/16/2026	1,156	1,144
		10,723
Textiles, Apparel & Luxury Goods — 0.0% ^
Birkenstock, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.84%, 4/28/2028	263	264
Total Loan Assignments (Cost $91,940)		88,317
Mortgage-Backed Securities — 0.4%
FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 2.00%, 6/25/2054 (m) (Cost $34,413)	45,085	34,775
	SHARES (000)
Common Stocks — 0.2%
Broadline Retail — 0.0% ^
Moran Foods Backstop Equity ‡ *	16,344	164
MYT Holding LLC ‡ *	1,412	494
		658
Chemicals — 0.0% ^
Venator Materials plc *	—	229
Commercial Services & Supplies — 0.0% ^
Remington LLC ‡ *	10,425	—
Communications Equipment — 0.0% ^
Goodman Networks, Inc. ‡ *	213	—
Diversified Telecommunication Services — 0.0% ^
Windstream Holdings, Inc. ‡ *	—	5
Financial Services — 0.0% ^
Mallinckrodt plc (Luxembourg) ‡ *	5	260
Health Care Providers & Services — 0.0% ^
Claire's Stores, Inc. ‡ *	6	1,024

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — continued
Envision Healthcare Corp. ‡ *	42	325
International Oncology Care, Inc. ‡ *	158	2,563
		3,912
Machinery — 0.0% ^
SSB Equipment Co., Inc. ‡ *	22	—
Media — 0.0% ^
iHeartMedia, Inc., Class A *	71	65
Specialty Retail — 0.1%
NMG, Inc. ‡ *	52	6,510
Serta Simmons Bedding LLC ‡ *	22	167
		6,677
Wireless Telecommunication Services — 0.1%
Intelsat SA (Luxembourg) ‡ *	130	4,662
Total Common Stocks (Cost $14,011)		16,468
Convertible Preferred Stocks — 0.1%
Specialty Retail — 0.1%
Claire's Stores, Inc. ‡ * (Cost $1,304)	5	10,505
	PRINCIPAL AMOUNT ($000)
Commercial Mortgage-Backed Securities — 0.0% ^
Harvest Commercial Capital Loan Trust Series 2019-1, Class M4, 4.64%, 9/25/2046 (a) (j) (Cost $3,553)	3,555	3,255
Convertible Bonds — 0.0% ^
Media — 0.0% ^
DISH Network Corp. 3.38%, 8/15/2026	1,190	762
Oil, Gas & Consumable Fuels — 0.0% ^
Gulfport Energy Corp. 10.00% (Cash), 7/8/2024 ‡ * (c) (f) (g)	—	936
Total Convertible Bonds (Cost $1,185)		1,698
	SHARES (000)
Preferred Stocks — 0.0% ^
Broadline Retail — 0.0% ^
MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡	2,436	1,579
Communications Equipment — 0.0% ^
Goodman Networks, Inc. ‡ *	253	—
Total Preferred Stocks (Cost $3,207)		1,579

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
INVESTMENTS	NO. OF WARRANTS (000)	VALUE ($000)
Warrants — 0.0% ^
Entertainment — 0.0% ^
Cineworld Group plc expiring 12/23/2025, price 4,149.00 GBP (United Kingdom) *	67	—
Media — 0.0% ^
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom) ‡ *	34	457
Total Warrants (Cost $—)		457
	SHARES (000)
Short-Term Investments — 54.5%
Investment Companies — 53.4%
JPMorgan Prime Money Market Fund Class IM Shares, 5.40% (n) (o) (Cost $5,204,822)	5,203,782	5,204,822
	PRINCIPAL AMOUNT ($000)
Repurchase Agreements — 0.7%
BofA Securities, Inc., 5.75%, dated 5/31/2024, due 8/09/2024, repurchase price $65,727, collateralized by Collateralized Mortgage Obligations, 0.00% - 6.29%, due 5/25/2034 - 1/25/2046 and FHLMC, 10.58% - 10.82%, due 3/25/2042 - 5/26/2043, with the value of $70,200. (Cost $65,000)	65,000	65,000
U.S. Treasury Obligations — 0.4%
U.S. Treasury Bills, 5.27%, 6/20/2024 (p) (q) (Cost $37,947)	38,052	37,957
Total Short-Term Investments (Cost $5,307,769)		5,307,779
Total Investments — 99.7% (Cost $9,706,237)		9,708,856
Other Assets Less Liabilities — 0.3%		27,789
NET ASSETS — 100.0%		9,736,645

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ABS	Asset-Backed Securities
CME	Chicago Mercantile Exchange
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PIK	Payment In Kind
REIT	Real Estate Investment Trust

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
REMIC	Real Estate Mortgage Investment Conduit
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Defaulted security.
(c)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of May 31, 2024.
(e)
Contingent Capital security (“CoCo”). CoCos are hybrid debt securities that may be convertible into equity or may be written down if a pre-specified trigger event occurs. The total value of aggregate CoCo holdings at May 31, 2024 is $301,627 or 3.10% of the Fund’s net
assets as of May 31, 2024.

(f)	Security is an interest bearing note with preferred security characteristics.
(g)
Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of May 31, 2024.

(h)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(i)
Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of May 31, 2024.

(j)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of May 31, 2024.

(k)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(l)	Fund is subject to legal or contractual restrictions on the resale of the security.
(m)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(n)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(o)	The rate shown is the current yield as of May 31, 2024.
(p)	The rate shown is the effective yield as of May 31, 2024.
(q)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
TBA Short Commitments

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($000)	VALUE ($000)
FNMA / FHLMC UMBS, Single Family, 30 Year
TBA, 5.00%, 6/25/2054(a)	(180,340)	(173,609)
TBA, 5.50%, 6/25/2054(a)	(631,190)	(621,149)
TBA, 6.00%, 6/25/2054(a)	(45,085)	(45,161)
(Proceeds received of $840,758)		(839,919)

Abbreviations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities

(a)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
Futures contracts outstanding as of May 31, 2024 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 2 Year Note	8,114	09/30/2024	USD	1,653,735	1,160
U.S. Treasury 5 Year Note	2,420	09/30/2024	USD	256,407	279
					1,439
Short Contracts
30 Day Federal Funds	(1,776)	07/31/2024	USD	(700,614)	1,643
30 Day Federal Funds	(3,594)	08/30/2024	USD	(1,418,396)	3,643
U.S. Treasury 10 Year Note	(6,104)	09/19/2024	USD	(665,145)	74
U.S. Treasury Ultra Bond	(2,263)	09/19/2024	USD	(277,854)	1,201
U.S. Treasury 5 Year Note	(17)	09/30/2024	USD	(1,801)	(3)
30 Day Federal Funds	(3,608)	01/31/2025	USD	(1,428,882)	(159)
					6,399
					7,838

Abbreviations
USD	United States Dollar
Forward foreign currency exchange contracts outstanding as of May 31, 2024 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	16,504	EUR	15,179	State Street Corp.	7/3/2024	12
USD	42,007	JPY	6,510,000	Morgan Stanley	7/19/2024	319
Total unrealized appreciation						331
JPY	2,315,785	USD	15,257	Barclays Bank plc	7/19/2024	(427)
JPY	4,194,215	USD	27,629	Morgan Stanley	7/19/2024	(771)
Total unrealized depreciation						(1,198)
Net unrealized depreciation						(867)

Abbreviations
EUR	Euro
JPY	Japanese Yen
USD	United States Dollar
Over-the-Counter ("OTC") Credit default swap contracts outstanding — buy protection (*) as of May 31, 2024 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.68	USD14,170	2,771	(2,507)	264
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.68	USD6,970	1,309	(1,179)	130
ABX.HE.AAA.06-2	0.11	Monthly	Barclays Bank plc	5/25/2046	0.68	USD13,370	3,974	(3,724)	250
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.68	USD6,600	1,841	(1,718)	123
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.68	USD13,380	3,404	(3,154)	250
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	74.00	USD6,900	5,854	(5,853)	1
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	74.00	USD10,550	8,434	(8,432)	2
							27,587	(26,567)	1,020

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
ABX	Asset-Backed Securities Index
CMBX	Commercial Mortgage-Backed Securities Index
USD	United States Dollar
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of May 31, 2024 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
Federative Republic of Brazil, 3.75%, 9/12/2031	1.00	Quarterly	6/20/2029	1.43	USD 90,180	2,253	(715)	1,538
CDX.NA.HY.42-V1	5.00	Quarterly	6/20/2029	3.33	USD 44,100	(3,008)	(427)	(3,435)
CDX.NA.HY.42-V1	5.00	Quarterly	6/20/2029	3.33	USD 80,000	(5,430)	(801)	(6,231)
CDX.NA.IG.41-V1	1.00	Quarterly	12/20/2028	0.44	USD 449,900	(9,235)	(1,954)	(11,189)
CDX.NA.IG.42-V1	1.00	Quarterly	6/20/2029	0.50	USD 651,630	(14,082)	(1,853)	(15,935)
iTraxx.Europe.Main.41-V1	1.00	Quarterly	6/20/2029	0.53	EUR 152,510	(3,441)	(536)	(3,977)
United Mexican States, 4.15%, 3/28/2027	1.00	Quarterly	6/20/2029	0.95	USD 90,210	(105)	(295)	(400)
						(35,301)	(5,866)	(41,167)
						(33,048)	(6,581)	(39,629)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
EUR	Euro
USD	United States Dollar

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
Summary of total OTC swap contracts outstanding as of May 31, 2024 (amounts in thousands):

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Credit default swap contracts outstanding - buy protection	27,587	1,020

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
(Dollar values in thousands)
A. Valuation of Investments— Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the Investment Company Act of 1940, the Board is required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Fund's investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”), or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.
Certain short term investments may be valued using the amortized cost method, provided it approximates the fair market value of the investment. The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The market value of securities in the Fund can generally be expected to vary inversely with changes in prevailing interest rates.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
(Dollar values in thousands)
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$131,704	$—	$131,704
Collateralized Mortgage Obligations	—	305,890	4	305,894
Commercial Mortgage-Backed Securities	—	3,255	—	3,255
Common Stocks
Broadline Retail	—	—	658	658
Chemicals	229	—	—	229
Commercial Services & Supplies	—	—	— (a)	— (a)
Communications Equipment	—	—	— (a)	— (a)
Diversified Telecommunication Services	—	—	5	5
Financial Services	—	—	260	260
Health Care Providers & Services	—	—	3,912	3,912
Machinery	—	—	— (a)	— (a)
Media	65	—	—	65
Specialty Retail	—	—	6,677	6,677
Wireless Telecommunication Services	—	—	4,662	4,662
Total Common Stocks	294	—	16,174	16,468
Convertible Bonds
Media	—	762	—	762
Oil, Gas & Consumable Fuels	—	—	936	936
Total Convertible Bonds	—	762	936	1,698
Convertible Preferred Stocks	—	—	10,505	10,505
Corporate Bonds
Aerospace & Defense	—	193	—	193
Automobile Components	—	16,549	—	16,549
Automobiles	—	240,852	—	240,852
Banks	—	1,852,922	—	1,852,922
Beverages	—	90,353	—	90,353
Broadline Retail	—	2,377	—	2,377
Capital Markets	—	338,116	—	338,116
Chemicals	—	91	—	91
Consumer Finance	—	742,321	—	742,321
Consumer Staples Distribution & Retail	—	832	—	832
Diversified Telecommunication Services	—	121,191	—	121,191

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Electric Utilities	$—	$61,915	$—	$61,915
Energy Equipment & Services	—	386	—	386
Financial Services	—	69,285	—	69,285
Ground Transportation	—	374	—	374
Health Care Providers & Services	—	4,574	—	4,574
Hotels, Restaurants & Leisure	—	144	—	144
Insurance	—	42,939	—	42,939
Machinery	—	8,313	—	8,313
Media	—	7,321	—	7,321
Metals & Mining	—	13,609	—	13,609
Multi-Utilities	—	55,610	—	55,610
Oil, Gas & Consumable Fuels	—	24,568	—	24,568
Personal Care Products	—	—	—(a )	—(a )
Pharmaceuticals	—	42,920	—	42,920
Specialized REITs	—	42,759	—	42,759
Specialty Retail	—	4,017	—	4,017
Wireless Telecommunication Services	—	21,894	—	21,894
Total Corporate Bonds	—	3,806,425	— (a)	3,806,425
Loan Assignments
Aerospace & Defense	—	670	—	670
Automobile Components	—	1,219	—	1,219
Beverages	—	861	—	861
Building Products	—	1,016	—	1,016
Capital Markets	—	765	—	765
Chemicals	—	3,153	—	3,153
Commercial Services & Supplies	—	6,860	—	6,860
Communications Equipment	—	1,311	—	1,311
Construction & Engineering	—	1,588	—	1,588
Consumer Staples Distribution & Retail	—	211	4,252	4,463
Containers & Packaging	—	2,440	—	2,440
Diversified Consumer Services	—	769	—	769
Diversified Telecommunication Services	—	655	—	655
Electric Utilities	—	1,772	—	1,772
Electronic Equipment, Instruments & Components	—	514	—	514
Entertainment	—	2,349	—	2,349
Food Products	—	1,212	—	1,212
Ground Transportation	—	1,573	—	1,573
Health Care Equipment & Supplies	—	2,080	—	2,080
Health Care Providers & Services	—	4,715	—	4,715
Hotels, Restaurants & Leisure	—	1,683	—	1,683
Household Durables	—	1,015	—	1,015
Insurance	—	2,519	—	2,519
Interactive Media & Services	—	348	—	348
IT Services	—	627	—	627
Leisure Products	—	1,258	240	1,498
Life Sciences Tools & Services	—	203	—	203
Machinery	—	4,717	—	4,717

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Media	$—	$4,660	$99	$4,759
Oil, Gas & Consumable Fuels	—	8,054	—	8,054
Personal Care Products	—	592	—	592
Pharmaceuticals	—	524	—	524
Professional Services	—	2,343	—	2,343
Semiconductors & Semiconductor Equipment	—	1,413	—	1,413
Software	—	7,050	—	7,050
Specialty Retail	—	10,723	—	10,723
Textiles, Apparel & Luxury Goods	—	264	—	264
Total Loan Assignments	—	83,726	4,591	88,317
Mortgage-Backed Securities	—	34,775	—	34,775
Preferred Stocks	—	—	1,579	1,579
Warrants
Entertainment	—	— (a)	—	— (a)
Media	—	—	457	457
Total Warrants	—	— (a)	457	457
Short-Term Investments
Investment Companies	5,204,822	—	—	5,204,822
Repurchase Agreements	—	65,000	—	65,000
U.S. Treasury Obligations	—	37,957	—	37,957
Total Short-Term Investments	5,204,822	102,957	—	5,307,779
Total Investments in Securities	$5,205,116	$4,469,494	$34,246	$9,708,856
Liabilities
TBA Short Commitment	$—	$(839,919)	$—	$(839,919)
Total Liabilities in Securities Sold Short	$—	$(839,919)	$—	$(839,919)
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$331	$—	$331
Futures Contracts	8,000	—	—	8,000
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(1,198)	—	(1,198)
Futures Contracts	(162)	—	—	(162)
Swaps	—	(33,148)	—	(33,148)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$7,838	$(34,015)	$—	$(26,177)

(a)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at May 31, 2024, which were valued using significant unobservable inputs (level 3) amounted to $2,528.
There were no significant transfers into or out of level 3 for the period ended May 31, 2024.
B. Investment Transactions with Affiliates— The Fund invested in an Underlying Fund advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuer listed in the table below to be an affiliated issuer.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
(Dollar values in thousands)
The Underlying Fund's distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the period ended May 31, 2024
Security Description	Value at February 29, 2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at May 31, 2024	Shares at May 31, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.40% (a) (b)	$5,719,111	$1,346,005	$1,858,660	$65	$(1,699)	$5,204,822	5,203,782	$73,800	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of May 31, 2024.
C. Derivatives— The Fund used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund's risk of loss associated with these instruments may exceed their value.
The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund's ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund's net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.
Notes (1) — (3) below describe the various derivatives used by the Fund.
(1). Futures Contracts— The Fund used currency, index, interest rate, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio. The Fund used commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on futures contracts. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted.
The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
(Dollar values in thousands)
exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2). Forward Foreign Currency Exchange Contracts— The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.
The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Fund's forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(3). Swaps — The Fund engaged in various swap transactions to manage credit, interest rate (e.g., duration, yield curve), currency, inflation and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on swaps. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund's outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund's custodian bank.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
The Fund's swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.
Credit Default Swaps
The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.
The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.
Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2024 (Unaudited) (continued)
(Dollar values in thousands)
If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund's portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.